POWER OF ATTORNEY

             KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Charles H.R. Bracken and Anton M. Tuijten, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-3 in connection with a rights offering by United Pan-Europe Communications N.V., a Dutch Public limited liability company (the "Company"), of ordinary shares A (including shares in the form of American depositary receipts), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission and the relevant exchanges; and to sign all documents in connection with the qualification and issuance of such rights; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

Date:  March 16, 2001             /s/ Mark L. Schneider
                                   ---------------------------------------------
                                   Mark L. Schneider, Chairman of the
                                   Board of Management and Chief
                                   Executive Officer

Date:  March 16, 2001             /s/ Charles H.R. Bracken
                                   ---------------------------------------------
                                   Charles H.R. Bracken, Board of
                                   Management Member
                                   and Chief Financial Officer

Date:  March 16, 2001             /s/ Nimrod J. Kovacs
                                   ---------------------------------------------
                                   Nimrod J. Kovacs, Board of
                                   Management Member, Managing
                                   Director, Eastern Europe and
                                   Executive Chairman, UPC Central
                                   Europe

Date:  March 16, 20011             /s/ Gene Musselman
                                   ---------------------------------------------
                                   Gene Musselman, Board of Management
                                   Member and Chief Operating Officer

Date:  March 16, 2001             /s/ Shane O'Neill
                                   ---------------------------------------------
                                   Shane O'Neill, Board of Management
                                   Member and Managing Director,
                                   Strategy, Acquisitions and Corporate
                                   Development

Date:  March 16, 2001             /s/ John F. Riordan
                                   ---------------------------------------------
                                   John F. Riordan,  President and Board
                                   of Management Member

Date:  March 16, 2001             /s/ Anton M. Tuijten
                                   ---------------------------------------------
                                   Anton M. Tuijten, Board of
                                   Management Member and General Counsel


Date:  March 16, 2001             /s/ Michael T. Fries
                                   ---------------------------------------------
                                   Michael T. Fries, Chairman of the
                                   Supervisory Board and agent for
                                   service of process

Date:  March 16, 2001             /s/ John P. Cole, Jr.
                                   ---------------------------------------------
                                   John P. Cole, Jr., Supervisory Board Member

Date:  March __, 2001
                                   ---------------------------------------------
                                   Richard De Lange, Supervisory Board Member

Date:  March 16, 2001             /s/ Ellen P. Spangler
                                   ---------------------------------------------
                                   Ellen P. Spangler, Supervisory Board Member

Date:  March 16, 2001              /s/ Tina M. Wildes
                                    --------------------------------------------
                                    Tina M. Wildes, Supervisory Board ember